Loans Payable - Related Parties	12 Months Ended
Jun. 30, 2019
Notes to Financial Statements
Loans Payable - Related Parties

15. Loans Payable – Related Parties

On June 26, 2017, SGMD entered a straight promissory note with a company (whose major shareholder is the former director of the Company) for borrowing $180,820 with maturity date on March 31, 2018; the note bears an interest rate of 12%, commencing on October 31, 2017, and on the last day of each moth thereafter until the notes is paid in full, the Company shall make an interest payment. During the year ended June 30, 2019, all the principles have been converted into the Company’s common stocks. As of June 30, 2019 and 2018, the outstanding balance under this note was $0 and $180,820, respectively.

On July 7, 2016, SWC received a loan from an employee. The amount of the loan bore no interest and amortized on a monthly basis over the life of the loan. As of June 30, 2019, and 2018, the balance of the loan were $30,000 and $30,000, respectively.